UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

TNI BioTech, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification Number)

37 North Orange Avenue, Suite 607, Orlando, Florida 32801

(Address of principal executive offices) (Zip Code)

(888) 613 - 8802

(Registrant’s telephone number, including area code)

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 1.01 Entry into a Material Definitive Agreement.

On October 20, 2014 (the “Effective Date”), TNI BioTech International Ltd. (“TNI International”), our wholly-owned subsidiary, entered into a clinical trial agreement (the “Agreement”) with American Hospital and Resorts (“American”). Pursuant to the Agreement, American will conduct a clinical study under a protocol entitled Naltrexone Hydrochloride, 4.5 mg Capsules LODONALTM, as part of a single center study to take place at the State Hospital, Asubiaro, Osogbo, Osun State, Nigeria (the “Study”) on behalf of TNI International. TNI International will pay American an estimated fee of $274,200 for conducting the Study. The Agreement will expire on the later of the first anniversary of the Effective Date or the date of finalization of the Study, unless earlier terminated pursuant to the terms therein. The study is expected to enroll a total of 150 patients.

TNI International will have exclusive rights to the data produced by the Study. TNI International must reimburse actual and reasonable medical expenses incurred in treating any injury or illness to a Study subject that is directly related to the administration of the drug or the proper performance of any other procedure. American must keep confidential all data produced by the Study.

The foregoing summary of the Agreement is not complete, and is qualified in its entirety by reference to the full text of the Agreement that is attached as an exhibit to this Current Report on Form 8-K as Exhibit 10.1. Readers should review the Agreement for a more complete understanding of the terms and conditions associated with this transaction. Exhibit A to the Agreement will be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted Exhibit A will be included in the request for confidential treatment.

(1)

9.01 Financial Statements and Exhibits.

Exhibit 10.1 Clinical Trial Agreement dated October 20, 2014 between TNI BioTech International Ltd. and American Hospital and Resorts. *

*Exhibit A to the agreement has not been disclosed and will be filed separately with the Securities and Exchange Commission and is subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNI BioTech, Inc.

By: /s/ Noreen Griffin

Noreen Griffin, Chief Executive Officer

(2)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exhibit 10.1 Clinical Trial Agreement dated October 20, 2014 between TNI BioTech International Ltd. and American Hospital and Resorts*

* Exhibit A to this agreement has not been disclosed and will be filed separately with the Securities and Exchange Commission and is subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.